                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to ' 240.14a-12

                           First Coastal Corporation
              ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:________
     2)  Aggregate number of securities to which transaction applies: __________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________
     4)  Proposed maximum aggregate value of transaction: ___________
     5)  Total fee paid: ____________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid: ____________.
     2)  Form, Schedule or Registration Statement No.: __________
     3)  Filing Party: ____________
     4)  Date Filed: ___________

                           FIRST COASTAL CORPORATION
                                36 Thomas Drive
                             Westbrook, Maine 04092
                                 (207) 774-5000


                                          April 17, 2000


Dear Stockholder:

     We cordially invite you to attend the 2000 annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company"), which will be held on Tuesday, May 16, 2000 at 10:00 a.m. at the Double Tree Hotel, 1230 Congress Street, Portland, Maine 04102. A copy of the Company's 1999 Annual Report to Stockholders, Notice of Annual Meeting, the Proxy Statement for the Annual Meeting of Stockholders and Proxy Card are enclosed.

     At the Annual Meeting, you are being asked to (i) elect three directors to the Board of Directors for three-year terms, and (ii) ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2000.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed Proxy Card and return it promptly in the envelope provided.

     Thank you for your cooperation and continuing support.

                                    Sincerely,



                                    Gregory T. Caswell
                                    President and Chief Executive Officer

                           FIRST COASTAL CORPORATION
                                36 Thomas Drive
                            Westbrook, Maine 04092
                                (207) 774-5000


                     _____________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 16, 2000

                     _____________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company") will be held on Tuesday, May 16, 2000 at 10:00 a.m. at the Double Tree Hotel, 1230 Congress Street, Portland, Maine 04102, for the following purposes:

     1. Election of Directors. To elect three directors for three-year terms (Proposal One);

     2. Ratification of Appointment of Accountants. To ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2000 (Proposal Two); and

     3. Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Company's Amended and Restated Bylaws, the Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                    By Order of the Board of Directors



                                    Gregory T. Caswell
                                    President and Chief Executive Officer

Westbrook, Maine
April 17, 2000

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           FIRST COASTAL CORPORATION
                                36 Thomas Drive
                            Westbrook, Maine 04092
                                (207) 774-5000

               ____________________________________________


                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 16, 2000

               ____________________________________________


               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES


     This Proxy Statement is being furnished to the stockholders of First Coastal Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies from holders of the outstanding shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), for use at the annual meeting of stockholders (the "Annual Meeting"), to be held on Tuesday, May 16, 2000 at 10:00 a.m. at the Double Tree Hotel, 1230 Congress Street, Portland, Maine 04102, and any adjournments or postponements thereof. This Proxy Statement, together with the enclosed form of proxy, is first being mailed to stockholders of the Company on or about April 21, 2000.

     At the Annual Meeting, stockholders will be asked to (i) elect three members of the Board of Directors for three-year terms, (ii) ratify the appointment by the Board of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2000, and (iii) transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (i) FOR Proposal One to elect the three nominees of the Board of Directors as directors for three-year terms, and
(ii) FOR Proposal Two to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2000. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting of Stockholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, First Coastal Corporation, Attention: Secretary, 36 Thomas Drive, Westbrook, Maine 04092, or by attending the Annual Meeting and voting in person.

     The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and employees, may also solicit proxies personally or by telephone or telecopy. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     The securities which can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on all matters properly presented at the Annual Meeting. There is no cumulative voting of shares. The close of business on April 14, 2000 has been fixed by the Board as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on April 14, 2000, there were approximately 1,369 holders of record of the 1,291,908 shares of Common Stock then outstanding. The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, (i) directors are elected by a plurality of the votes of the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, and (ii) the affirmative vote of a majority of the votes cast is required to ratify the appointment of the Company's independent accountants. Stockholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions will be counted for purposes of determining a quorum but will not be treated as a vote cast. Accordingly, abstentions with respect to shares represented at the Annual Meeting will not affect Proposal One or Proposal Two. Broker non-votes also will not affect either of the proposals.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its 1999 fiscal year with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K by writing to or telephoning Investor Relations, First Coastal Corporation, 36 Thomas Drive, Westbrook, Maine 04092; (207) 774-5000. After June 1, 2000, requests should be directed to the Company's new offices at 1200 Congress Street, Portland, Maine 04102; (207) 774-5000.

                             ELECTION OF DIRECTORS
                                (Proposal One)

General

     Pursuant to the Company's Restated Certificate of Incorporation, the directors are divided into three classes, as nearly equal in number as possible, with the number of directors as specified in the Company's Amended and Restated Bylaws. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified.

     At the Annual Meeting, three directors will be elected for three-year terms. The Board's nominees for election as directors for three-year terms are MaryEllen FitzGerald, Normand E. Simard and Edward K. Simensky. Ms. FitzGerald and Messrs. Simard and Simensky have been members of the Board of Directors of the Company since 1998, 1987 and 1994, respectively.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.

Information as to Director Nominees and Continuing Directors

     The following table sets forth the names of the Board of Directors' nominees for election as directors and each continuing director. Each director of the Company also serves as a director of Coastal Bank, a wholly owned subsidiary of the Company (the "Bank"). Also set forth is certain other information with respect to each such person's principal occupation or employment during the past five years, the person's age at December 31, 1999 and the periods during which such person has served as a director of the Company. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the nominees listed below for terms of three years, unless otherwise directed by stockholders. The Board of Directors believes that the nominees set forth below will stand for election and will serve if elected as directors. If any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

                             Age at         Member of Company   Term to
Director Nominees:      December 31, 1999      Board Since       Expire
------------------      -----------------   -----------------    -------
MaryEllen FitzGerald           45                 1998             2003

Normand E. Simard              58                 1987             2003

Edward K. Simensky             58                 1994             2003


                              Age at         Member of Company    Term
Continuing Directors:   December 31, 1999       Board Since      Expires
--------------------    -----------------    -----------------   -------

Gregory T. Caswell/a/          44                   1997           2001

David B. Hawkes, Sr./b         55                   1996           2001

Charles A. Stewart III         65                   1995           2001

Dennis D. Byrd/c/              37                   1997           2002

Roger E. Klein                 57                   1990           2002

______________________________
(a) Mr.Caswell serves as President and Chief Executive Officer of the Company and the Bank.

(b) Mr. Hawkes serves as Chairman of the Board of Directors of the Company and the Bank.

(3) Mr. Byrd serves as Vice President and Treasurer of the Company and Executive Vice President, Chief Financial Officer and Treasurer of the Bank.

Director Nominees
-----------------

     MaryEllen FitzGerald has served as President of Critical Insights, Inc., Portland, Maine, a strategic market research and public opinion polling firm established and owned by Ms. FitzGerald since 1992. Ms. FitzGerald also is a trustee of the Susan Curtis Foundation and Waynflete School, both of Portland, Maine, and a director of the Maine Summer Drama Institute. Ms. FitzGerald was elected to the Boards of Directors of the Company and the Bank in January 1998.

     Normand E. Simard has served as President of York County Biscuit Company, previously a family owned food distributor in Biddeford, Maine, and currently a real estate holding company, since 1993. Mr. Simard is also a partner of Simard Enterprises, a family-owned real estate holding company established in 1996. Mr. Simard has been a director of the Bank since 1981.

     Edward K. Simensky has served as President of Simensky & Thomson, certified public accountants, in Saco, Maine, since 1978. Mr. Simensky has been a trustee of the Sam L. Cohen Charitable Foundation since 1994 and a director of the Bank since 1984.

Continuing Directors
--------------------

     Dennis D. Byrd joined the Bank in October 1985. From 1987 to 1992, Mr. Byrd was responsible for financial operations of the Bank, and was promoted to Assistant Treasurer/Controller in 1989 and Assistant Vice President in 1990. In 1993, Mr. Byrd was promoted to Vice President/Controller and Treasurer of the Bank, and Treasurer of the Company. In 1994, Mr. Byrd was promoted to Executive Vice President, Chief Financial Officer and Treasurer of the Bank and effective March 1995, Mr. Byrd was elected to the Board of Directors of the Bank. Mr. Byrd became a director of the Company in March 1997 and was also elected a Vice President of the Company in December 1998.

     Gregory T. Caswell joined the Bank in December 1991 as Senior Vice President and Senior Loan Officer responsible for managing the lending, loan workout and credit administration functions of the Bank. In 1994, Mr. Caswell was promoted to Executive Vice President -- Lending Division of the Bank. Effective March 1995, Mr. Caswell was elected President and Chief Executive Officer of the Company and the Bank and a director of the Bank, and in March 1997, Mr. Caswell became a director of the Company. Mr. Caswell is a director of Greater Portland Big Brothers/Big Sisters, Inc. and a member of the Executive Committee of the Maine Association of Community Banks.

     David B. Hawkes, Sr. has served as a consultant and business advisor with Cloudhawk Management Consultants, LLC, a consulting firm located in Portland, Maine and owned in part by Mr. Hawkes since 1993. Mr. Hawkes was also part owner of New England Internet Services, Inc., a commercial Internet service provider established in 1995 until the company was sold in 1999. Mr. Hawkes is a director of AAA Northern New England, American Skiing Company, Bancroft & Martin, Inc., Dion Industries, Inc., Maine Woods Co., LLC, Northland Health Group, Pride Manufacturing Company, Seven Islands Land Co. and Shawnee Peak, Inc. Mr. Hawkes was elected to the Boards of Directors of the Company and the Bank in September 1996 and became Chairman of the Boards of Directors of the Company and the Bank in January 1999.

     Roger E. Klein has served as President of Interest Rate Futures Research Corporation of Princeton, New Jersey, a financial futures markets money management firm established and owned by Mr. Klein since 1980. In 1982, Mr. Klein established Timing Strategies Corp., through which Mr. Klein manages funds and provides investment advice to institutions, individuals and corporations. In September 1989, Mr. Klein became the Chief Investment Officer, Executive Vice President and part owner of Quantum American, Inc., a minority owned investment management company located in New Orleans. Mr. Klein has been a trustee of the Eden Institute, Princeton, New Jersey, a non-profit institute for autistic individuals, since 1995. Mr. Klein has been a director of the Bank since 1994.

     Charles A. Stewart III was the President of A.L. Stewart & Sons, a food processing company located in Cherryfield, Maine, from 1958 until 1982 when the company was sold. Mr. Stewart also was the owner of Tennis of Maine, Inc., an indoor tennis club located in Falmouth, Maine, from 1982 until 1985 when the company was sold. Mr. Stewart is currently the Treasurer of M.C.S. Enterprises, Inc., a real estate investment company based in Freeport, Maine. Mr. Stewart is a director of the Boys & Girls Club of Greater Portland and the Community Mediation Center, a nonprofit mediation organization based in Portland, Maine. In 1998, Mr. Stewart became a trustee of White Mountain School, Bethlehem, New Hampshire. Mr. Stewart also served as a director of the Maine Tennis Foundation from 1994 until January 1999. Mr. Stewart has been a director of the Bank since 1986.

Corporate Governance and Other Matters

     The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Amended and Restated Bylaws also permit stockholders eligible to vote at the Annual Meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders. If less than 45 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice of nomination must also set forth certain information specified in Article III, Section 13 of the Company's Amended and Restated Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. The Company's Amended and Restated Bylaws provide that only persons who are nominated in accordance with the procedures set forth in the Amended and Restated Bylaws shall be eligible for election as directors. As of the date of this Proxy Statement, no stockholder nominations have been received.

     The Board of Directors has appointed an Audit Committee of the Board, which committee may consist only of non-employee directors of the Company and the Bank. The Audit Committee receives and reviews the audit and examination reports of the Company's independent accountants and, when applicable, federal and state bank examiners. It also reviews the adequacy of internal controls established by the Company's management, the independent accountant's letter to management concerning the effectiveness of such controls and management's response to that letter. In addition, the Audit Committee reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The members of the Audit Committee currently are Messrs. Simensky and Stewart.

     The Board of Directors has appointed a Compensation Committee of the Board, which committee may consist only of non-employee directors of the Company and the Bank. The Compensation Committee reviews executive officer compensation on an annual basis and makes recommendations to the full Board regarding changes in compensation. The members of the Compensation Committee currently are Messrs. Hawkes and Simard and Ms. FitzGerald.

     During the year ended December 31, 1999, the Board of Directors held 21 meetings, the Audit Committee held two meetings and the Compensation Committee held three meetings. No incumbent director during the year ended December 31, 1999 attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served during the period of his or her directorship.

                              EXECUTIVE OFFICERS

     The following table sets forth the names of the executive officers of the Company and the Bank.

                                        Age at
Name                               December 31, 1999             Positions Held
----                               -----------------             --------------
Gregory T. Caswell                        44                     President, Chief Executive Officer
                                                                 and a director of the Company and
                                                                 the Bank

Dennis D. Byrd                            37                     Vice President, Treasurer and a
                                                                 director of the Company and
                                                                 Executive Vice President, Chief
                                                                 Financial Officer and Treasurer and
                                                                 a director of the Bank

William E. Saufley                        43                     Vice President and General Counsel
                                                                 of the Company and Senior Vice
                                                                 President, Human Resources and
                                                                 General Counsel of the Bank

     William E. Saufley joined the Bank in January 1999 as Senior Vice President Human Resources and Legal Affairs, responsible for managing the human resource functions of the Bank and for providing legal counsel to the Bank. Effective December 1999, Mr. Saufley was elected Vice President and General Counsel of the Company, and promoted to Senior Vice President, Human Resources and General Counsel for the Bank. Prior to joining the Bank, Mr. Saufley was engaged in the private practice of law and management consulting from 1997 to 1999. Mr. Saufley served as Senior Vice President Human Resources at Atlantic Bank, N.A. from 1996 to 1997, was counsel to the firm of Monaghan, Leahy, Hochadel & Libby from 1995 to 1996, and was Senior Vice President, General Counsel and Secretary with Fleet Bank of Maine from 1992 to 1994.

     For information regarding Messrs. Caswell and Byrd's principal occupation or employment during the past five years, see "Election of Directors -- Information as to Director Nominees and Continuing Directors."

     Messrs. Caswell and Byrd have entered into employment agreements with the Company and the Bank. Such employment agreements provided for an initial term which ended December 31, 1999, with automatic one-year renewals on December 31, 1998 and each subsequent December 31, unless the Company and the Bank, or the executive officer, gives written notice to the contrary no later than October 31 before any such renewal date. For more information regarding the employment agreements of Messrs. Caswell and Byrd, see "Executive Compensation --Employment Agreements."

                            EXECUTIVE COMPENSATION

Cash Compensation

     The following table sets forth the compensation paid by the Company and the Bank during 1999, 1998 and 1997 to Gregory T. Caswell, President and Chief Executive Officer, and Dennis D. Byrd, Vice President and Treasurer, who was the only other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company and the Bank during the year ended December 31, 1999.

                                   Summary Annual Compensation Table

                                                                                   Long-Term
                                            Annual Compensation                   Compensation
                                                                                    Awards
                                         ------------------------              ------------------
                                                                                    Number of
                                                                                   Securities
                                                                                   Underlying           All Other
Principal Positions            Year           Salary           Bonus                Options          Compensation/a/
-------------------            ----           ------           -----           -------------------   ---------------
Gregory T. Caswell              1999         $143,097         $17,172                  10,000               $8,586
  President and Chief           1998          136,282          15,000                  10,000                8,177
  Executive Officer             1997          129,792          15,000                  10,000                4,193

Dennis D. Byrd                  1999          101,360          12,163                   5,000                6,082
  Vice President and            1998           96,533          10,000                   5,000                5,792
  Treasurer                     1997           91,936           7,500                   5,000                2,784

_________________________________
(a) Consists of matching contributions made by the Bank pursuant to the Bank's 401(k) defined contribution plan.

Option Grants

     The following table contains information with respect to grants of stock options to each of the named executive officers of the Company during the year ended December 31, 1999.

                               Option Grants During 1999

                             Number of          Percent of Total
                            Securities         Options Granted
                        Underlying Options      to Employees in       Exercise
Name                       Granted (a)               1999             Price (b)      Expiration Date
----                   -------------------     ----------------       ---------      ---------------
Gregory T. Caswell         10,000                     25%              $8.50          December 2009

Dennis D. Byrd              5,000                     12%               8.50          December 2009

___________________________________
(a) Options granted to Messrs. Caswell and Byrd vest ratably over a five-year period, subject to acceleration under certain circumstances.
(b) All option grants were made at 100% of the fair market value of the Common Stock on the date of grant.

Option Exercises and Holdings

     The following table contains information with respect to each of the named executive officers of the Company concerning the exercise of stock options during 1999 and the value of all unexercised options held by such individuals at December 31, 1999.


     Aggregated Option Exercises in 1999 and Fiscal Year-End Option Values

                                                 Number of Securities           Value of Unexercised In-the-
                                                Underlying Unexercised             Money Options at Fiscal
                                              Options at Fiscal Year-End                Year-End (a)
                                              ---------------------------      -------------------------------
                       Shares
                      Acquired
                         on          Value
Name                  Exercise     Realized     Exercisable    Unexercisable    Exercisable     Unexercisable
-------------------   --------   ------------  -------------  ---------------  -------------   ---------------
Gregory T. Caswell        -           -             35,000          20,000          $58,750          -

Dennis D. Byrd            -           -             17,500          10,000           29,375          -

________________
(a) Based on the closing price of the Company's Common Stock on December 31, 1999, less the exercise price.

Pension Plan

     The Bank maintained a qualified noncontributory pension plan (the "Pension Plan") for its officers and other employees through RSI Retirement Trust, created to provide retirement benefits for the employees of savings banks and their allied organizations. Future benefit accruals under the Pension Plan were eliminated as of July 31, 1997 and the plan was terminated as of September 30, 1997. As a result of the termination and final settlement of the Pension Plan in December 1998, Messrs. Caswell and Byrd received a distribution of $29,962 and $30,697, respectively, which each individual transferred to his respective account under the Bank's 401(k) defined contribution plan.

Compensation of Directors

     During 1999, there were no fees earned or paid to directors of the Company for any service provided as a director of the Company. The Company has not made and does not anticipate making any such payments to directors for 2000. During 1999, each non-employee director of the Bank received a quarterly retainer of $2,500. In addition to a quarterly retainer, each non-employee director of the Bank serving on a committee received $200 for each committee meeting attended. Employee directors of the Bank receive no additional compensation for serving as directors or committee members of the Bank.

     The First Coastal Corporation 1996 Stock Option and Equity Incentive Plan provides that, subject to the availability of shares, as of each annual meeting of stockholders of the Company, each non-employee director of the Company who is elected by the stockholders at, or whose term of office continues after, such meeting will be granted a non-qualifying option with a 10-year term for 1,000 shares upon the date of such election or meeting at a per share exercise price equal to the market value of a share of Common Stock on the date of grant. Pursuant to such plan, in May 1999 each of Messrs. Hawkes, Klein, Simard, Simensky and Stewart and Ms. FitzGerald, the then-current non-employee directors of the Company, was granted a non-qualifying option with a 10-year term for 1,000 shares of Common Stock (representing an aggregate of options exercisable for 6,000 shares of Common Stock) at an exercise price equal to $9.438 per share.

     A deferred compensation plan (the "Deferred Compensation Plan") was established in 1987 for members of the Board of Directors of the Company and non-employee directors of the boards of subsidiaries of the Company. Under the Deferred Compensation Plan, each participant has the right to elect to defer a portion of his or her annual directors' fees, with amounts deferred credited monthly with interest at an annual rate which is determined prior to the beginning of each calender year. For 1999, the interest rate was 4.52%. Payment of amounts credited is available to participants by a lump sum or a designated number of monthly installments, which number may not be less than 12 nor more than 120. For 1999, no director of the Bank elected to defer any portion of his or her director fees.

Employment Agreements

     In September 1998, the Company and the Bank entered into employment agreements (the "Employment Agreements") with Messrs. Caswell and Byrd, which superseded the employment agreements entered into by the parties in July 1996. Under the Employment Agreements, Messrs. Caswell and Byrd may receive annual salary increases based on increases in the cost of living and based upon performance or merit, as determined by the Boards of Directors of the Company and the Bank. Each executive officer's salary may not be decreased during the term of his agreement. Each such executive officer is also eligible (i) to receive discretionary bonuses as may be authorized by the Board of Directors of the Company or the Bank, (ii) to participate in any plan of the Company or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, employee stock ownership, group life insurance, medical coverage, disability insurance, education or other retirement or employee benefits that the Company or the Bank has adopted or may adopt for the benefit of its executive employees, and (iii) to participate in any other fringe benefits which are or may be or become applicable to executive employees of the Company or the Bank. In addition, Messrs. Caswell and Byrd are authorized to incur reasonable business expenses in the performance of their duties. The Employment Agreements provided for an initial term which ended December 31, 1999, with automatic one-year renewals on December 31, 1998 and each subsequent December 31, unless the Company and the Bank, or the executive officer, gives written notice to the contrary not later than October 31 before any such renewal date. The base salary for Mr. Caswell for the year ending December 31, 2000 is $150,000, and for Mr. Byrd is $105,000.

     The Boards of Directors of the Company and the Bank may terminate the employment of Messrs. Caswell and Byrd at any time. The Employment Agreements provide that if employment is terminated other than for cause (as defined) or the executive officer terminates his employment with good reason (as defined), he will be entitled, subject to certain limitations, (a) to be paid a lump sum cash payment as liquidated damages, (b) to continue to participate in and accrue benefits under all retirement, pension, profit-sharing, employee stock ownership and other deferred compensation plans of the Company and the Bank for a specified term, unless prohibited by law and except to the extent the plan constitutes a "qualified plan," (c) to receive all other employee benefits, including group life insurance, medical coverage, disability insurance, education, and other fringe benefits for a specified term, and (d) to receive certain insurance and indemnification benefits with respect to their acts or omissions while an officer or director until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

     The specified term for the foregoing benefits, and the amount of the lump sum payment, vary according to whether the termination occurs in anticipation of, in connection with, or within two years following a change in control of the Company or the Bank. In the context of a change in control, the specified term for benefits is equal to 36 months, and the lump sum payment is equal to three times the sum of (a) the executive officer's annual base salary (at the greater of the rate in effect at termination or the highest rate in effect at any time within 12 months before the change in control) and (b) the bonus earned by the executive officer during the fiscal year preceding the fiscal year in which (i) the termination occurs, or (ii) the change in control occurs, whichever is greater. Under the Employment Agreements, a change in control of the Company is deemed to have taken place if: (A) any person becomes the beneficial owner of 25% or more of the voting shares of the Company, (B) any person receives regulatory approval to acquire control of the Company, (C) any person (other than the persons named as proxies solicited on behalf of the Board of Directors) holds proxies as to election or removal of two or more Directors of the Company, representing 25% or more of the total voting shares of the Company, (D) any person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 25% or more of the total voting shares of the Company, regardless of whether regulatory approval has been received, and the Board determines that such action constitutes or will constitute a change in control, or (E) if, as a result of a business combination, sale of assets or contested election, or a combination of these factors, the persons who were Directors of the Company before such transaction cease to constitute at least two-thirds of the Board of Directors of the Company or any successor institution. A change in control of the Bank, under the Employment Agreements, is deemed to have taken place if the Company's beneficial ownership of the voting shares of the Bank is reduced to less than 50%.

     In the event of a termination other than in connection with a change in control, the specified term for continuation of benefits is the remaining term of the respective Employment Agreement (but not in excess of 24 months), and the lump sum payment is equal to the sum of (a) the executive officer's base salary at the date of termination for the remaining term of the Employment Agreement (but not in excess of 24 months), plus an amount equal to any bonuses paid during the fiscal year preceding the fiscal year in which termination occurs.

     The Employment Agreements provide that no payment is required to be made that would constitute a "golden parachute payment" (as defined) pursuant to certain rules and regulations of the Federal Deposit Insurance Corporation for which no applicable exception exists thereunder at the time of such payment. Also, payments and benefits under the agreements are limited to the maximum amount that can be paid or provided without adverse tax consequences under the "excess parachute payment" rules. If Messrs. Caswell or Byrd becomes disabled or incapacitated to the extent that he is unable to perform his duties and obligations under his Employment Agreement, he will be entitled to receive disability benefits of the type provided for other executive employees of the Company and the Bank, and the obligations of the Company and the Bank under the Employment Agreement will be limited to providing such benefits for the period of such disability.

Certain Transactions

     Subject to regulatory limitations, from time to time the Bank makes residential mortgage loans, home equity lines of credit, consumer loans fully secured by cash or bank deposits, and overdraft lines of credit to employees of the Company, other than its executive officers. It is the policy of the Bank not to offer credit to executive officers, directors and their related interests, or to members of their immediate family, other than interest-bearing overdraft lines of credit in amounts not to exceed $1,500, or credit cards not to exceed $15,000 under the same terms and conditions as those offered to the public. Management believes that any such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risks of collectibility nor present other unfavorable features. Prior to Mr. Hawkes being nominated and elected to the Boards of the Company and the Bank, the Bank made a commercial loan to a partnership in which Mr. Hawkes is a general partner. The original loan was made in 1986 for $475,000 (the "1986 Loan"), and since January 1, 1999, the largest aggregate amount of indebtedness outstanding under the 1986 Loan was $403,936. At March 31, 2000 the outstanding loan balance of the 1986 Loan was $391,859. This loan, including any subsequent modifications to the terms of the loan, was made in the ordinary course of business and was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involves more than normal risks of collectibility nor presents other unfavorable features. The 1986 Loan is current and is being paid in accordance with the terms of the loan agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, the Company believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors and more than 10% owners were complied with on a timely basis, except as a result of inadvertent oversights: Mr. Saufley was late filing a Form 3 in connection with his initial appointment as an officer of the Company and Ms. FitzGerald was late filing a single report with respect to one transaction.

                           STOCK OWNED BY MANAGEMENT

     The following table sets forth information as of April 14, 2000 with respect to the amount of Common Stock of the Company beneficially owned by each director of the Company (including the nominees for election as directors), by each of the named executive officers, and by all directors and executive officers of the Company as a group. The information is based on information furnished to the Company by each such person.

                                            Amount and Nature of             Percent of Common
          Name                              Beneficial Ownership (a)         Stock Outstanding
---------------------------------------   ---------------------------      ----------------------
Gregory T. Caswell                                50,500      (b)                  3.8%
  President and Chief Executive
  Officer and Director

Dennis D. Byrd                                    21,800      (c)                  1.7
  Vice President, Treasurer and
  Director

MaryEllen FitzGerald                               1,915      (d)                   *
  Director

David B. Hawkes, Sr.                               4,500      (e)                   *
  Chairman of the Board

Roger E. Klein                                     5,182      (f)                   *
  Director

Normand E. Simard                                  8,063      (g)                   *
  Director

Edward K. Simensky                                 5,705      (f)                   *
  Director

Charles A. Stewart III                             5,500      (f)                   *
  Director

All directors and executive officers             104,365      (h)                  7.7%
 as a group (9 persons)

__________________________
*   Less than 1% of shares outstanding.

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered to "beneficially own" shares (i) over which he or she has or shares voting or investment power or (ii) of which he or she has the right to acquire beneficial ownership at any time within 60 days of April 14, 2000. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(b) Consists of 5,000 shares held by Mr. Caswell, 10,500 shares held jointly by Mr. Caswell and his wife, and options exercisable for 35,000 shares, all of which are presently exercisable.
(c) Consists of 2,500 shares held by Mr. Byrd, 1,800 shares held jointly by Mr. Byrd and his wife, and options exercisable for 17,500 shares, all of which are presently exercisable.
(d) Includes options exercisable for 1,500 shares, which options are presently exercisable.
(e) Includes options exercisable for 2,000 shares, which options are presently exercisable.
(f) Includes options exercisable for 3,500 shares, which options are presently exercisable.
(g) Includes options exercisable for 3,500 shares, which options are presently exercisable and 1,098 shares held in a trust of which Mr. Simard is the sole trustee.
(h) Includes options exercisable for 71,000 shares.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth information as of April 14, 2000, with respect to the ownership of Common Stock by each person believed by management to be the beneficial owner of more than 5% of the outstanding Common Stock.

         Name and Address of                  Amount and Nature of         Percent of Common
          Beneficial Owner                    Beneficial Ownership         Stock Outstanding
--------------------------------------     -------------------------     ---------------------
John Sheldon Clark                                71,681      (a)                5.5%
  6102 East Mockingbird, #622
  Dallas, Texas 75214

Financial Institutions Partners II,  L.P.         67,700      (b)                5.2
Hovde Capital, L.L.C.
Eric D. Hovde
Steven D. Hovde
  1824 Jefferson Place, N.W.
  Washington, D.C. 20036

Stewart B. Reed                                  134,309      (c)                10.4
  260 North Elm Street
  Westfield, MA 01085-1614

_____________________________
(a) A Schedule 13D filed on September 16, 1999 states that Mr. Clark personally owns 33,465 shares and has sole voting and dispositive power over such shares. Mr. Clark is trustee of two trusts that own 28,516 shares, over which Mr. Clark has voting and dispositive power. In addition, Mr. Clark has a beneficial interest in 9,700 shares owned by his wife, Mrs. Marguerite J. Clark.
(b) A Schedule 13D filed on November 24, 1999 states that Messrs. Eric Hovde and Steven Hovde each hold a beneficial interest in the shares through ownership of an interest in, and positions as members and officers of, Hovde Capital, L.L.C., the general partner of Financial Institutions Partners II, L.P. Such Schedule 13D states that each of the reporting persons has shared voting and dispositive power over such shares.
(c) The share ownership information is based on the Company's stock records and recent discussions by the Company with Mr. Reed. The Company believes based on its recent discussions with Mr. Reed that the increase in the percentage of Mr. Reed's ownership of the Company's Common Stock to 10% or more of the Company's outstanding Common Stock is the result of the Company's stock repurchase program.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (Proposal Two)

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to continue as independent accountants for the Company for the year ending December 31, 2000, subject to ratification of such appointment by the stockholders. PricewaterhouseCoopers LLP has served as the Company's independent accountants for each of the fiscal years ended 1993 through 1999. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2000. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2000.

     Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.


                 DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder of the Company who intends to present a proposal for action must file a copy thereof with the Secretary of the Company not less than 30 days nor more than 90 days prior to the date of the annual meeting, unless notice or public disclosure of the meeting occurs less than 45 days prior to the date of the meeting, in which event stockholders may deliver such notice not later than the 15th day following the day on which notice of the meeting was mailed or public disclosure thereof was made. If the proposal or proposals are to be included in the Company's proxy statement and form of proxy relating to the 2001 annual meeting, they must be received by the Secretary of the Company at 1200 Congress Street, Portland, Maine 04102 by December 18, 2000 pursuant to the proxy soliciting rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 2001 annual meeting any stockholder proposal which may be excluded under the SEC regulations in effect at the time such proposals are received.

     In addition, for any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2001 annual meeting, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 7, 2000, and advises stockholders in the 2001 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 7, 2000.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

                              By Order of the Board of Directors



                              Gregory T. Caswell
                              President and Chief Executive Officer

Westbrook, Maine
Dated: April 17, 2000

REVOCABLE PROXY

                           FIRST COASTAL CORPORATION

                     THIS PROXY IS SOLICITED BY THE BOARD

     The undersigned stockholder of First Coastal Corporation (the "Company") hereby authorizes Dennis D. Byrd, Gregory T. Caswell, and each of them, with full power of substitution, to vote and otherwise represent all the shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Double Tree Hotel, 1230 Congress Street, Portland, Maine 04102 on Tuesday, May 16, 2000 at 10:00 a.m., and any adjournments or postponements thereof.

     This proxy, when properly completed, will be voted in the manner directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF THE BOARD'S NOMINEES NAMED IN THE PROXY STATEMENT AND ON THE REVERSE SIDE AS DIRECTORS OF THE COMPANY, AND (ii) FOR RATIFICATION OF THE APPOINTMENT BY THE BOARD OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000, AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD AS TO OTHER MATTERS.

     The undersigned stockholder may revoke this Proxy at any time before it is voted by filing a written notice of revocation with the Secretary of the Company prior to the Annual Meeting, by filing a duly executed proxy bearing a later date with the Secretary of the Company prior to the Annual Meeting or by attending the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

          (continued and to be dated and signed on the reverse side)
          ----------------------------------------------------------

                          (continued from other side)
                          ---------------------------


1. Election of the following nominees as directors for a three-year term:
      MaryEllen FitzGerald
      Normand E. Simard
      Edward K. Simensky

FOR ALL nominees listed above.     WITHHOLD AUTHORITY to vote for all nominees
                                   listed above.

      [ ]                               [ ]

WITHHOLD AUTHORITY to vote for the following nominee(s) only (write the name(s) of the nominee(s) in the space below):


                      __________________________________

2. Ratification of the appointment by the Board of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2000.

      FOR                       AGAINST                       ABSTAIN

      [ ]                          [ ]                          [ ]

3. Upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, as determined by a majority of the Company's Board.


                                          __________________________________
                                          Signature(s) of Stockholder or
                                          Authorized Representative

                                          Date: ____________________________

                                          Please date and sign exactly as name
                                          appears hereon. Each executor,
                                          administrator, trustee, guardian,
                                          attorney-in-fact and other fiduciary
                                          should sign and indicate his or her
                                          full title. When stock has been issued
                                          in the name of two or more persons,
                                          all should sign.

                                          If you receive more than one proxy
                                          card, please sign and return all cards
                                          in the accompanying envelope.